UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2026

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K filed by Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on November 17, 2025, on November 12, 2025, Melissa Barcellos informed the Company that she would not stand for re-election to the Company’s Board of Directors (the “Board”) upon expiration of her current term as a Class II director at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The 2025 Annual Meeting was reconvened and held on February 3, 2026, after being adjourned on each of December 30, 2025, and January 20, 2026, due to a lack of quorum.

On February 9, 2026, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that, due to the resignation of Ms. Barcellos from the Board and its committees effective as of the 2025 Annual Meeting, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), requiring that a majority of the Board consist of independent directors, and Nasdaq Listing Rule 5605(c)(2)(A), requiring that the Audit Committee of the Board (the “Audit Committee”) consist of at least three members meeting the criteria set forth therein.

On February 12, 2026, the Company received a notice from the Listing Qualifications Department of Nasdaq confirming the availability of the cure period under Nasdaq Listing Rule 5605(b)(1)(A) and Nasdaq Listing Rule 5605(c)(4), permitting the Company to regain compliance with Nasdaq Listing Rule 5605(b)(1) and Nasdaq Listing Rule 5605(c)(2)(A) by the earlier of the Company’s next annual meeting of stockholders or February 3, 2027, or, if the next annual meeting of stockholders is held before August 3, 2026, then the Company must evidence compliance no later than August 3, 2026.

The Company intends to regain compliance as soon as possible and the Board will add a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the cure period described above.

Item 8.01.          Other Events

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2026, the Company received a letter from the Listing Qualifications Department of Nasdaq notifying the Company that, since the Company had not yet held its annual meeting of stockholders within twelve months of the Company’s fiscal year end, it no longer complied with Nasdaq Listing Rule 5620(a).

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2026, the Company reconvened and held its 2025 Annual Meeting on February 3, 2026.

On February 12, 2026, the Company received notice from the Listing Qualifications Department of Nasdaq that the Company has regained compliance with Nasdaq Listing Rule 5620(a) and that the matter is now closed.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements, market conditions and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: February 13, 2026	By:	/s/ Phillip W. Oldridge
Phillip W. Oldridge
Chief Executive Officer